Exhibit 10.2

Contract No.: R-16660-003

Calgon Carbon (Tianjin) Co., Ltd.
Calgon Carbon (Suzhou) Co., Ltd.
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Dear Sir,

RE: RMB10,000,000 Committed Revolving Loan Facility dated July 19, 2011 (as may be amended, restated, supplemented or otherwise modified from time to time) (“Facility Letter”)
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We, Bank of Tokyo-Mitsubishi UFJ (China), Ltd., acting through its Shanghai Branch are pleased to confirm our agreement to provide a committed RMB revolving loan facility and our agreement to amend the Facility Letter (as may be amended, restated, supplemented or otherwise modified from time to time) as follows:

1.         Delete Clause 8.1 of the Facility Letter in its entirety and replace with:

AVAILABILITY PERIOD

8.1	The Facility shall be available from Jul 19, 2013 to Jul 19, 2014 subject to the conditions precedent set out in this Facility Letter, unless it is terminated before that date ("Availability Period").

All of the other terms and conditions of the Facility Letter remain the same.

By signing this letter, you confirm that you have taken all necessary actions to authorize the execution, delivery and performance of this amendment letter and declares that the signatures kept with us to continue to be valid to enable such signatories to sign for and on your behalf all the notices, requests, letters or other communications in connection with this letter and other related bank transactions.

Please confirm your agreement to this amendment by signing the attached copy of this letter where indicated and returning it to us. The above amendments shall be effective from the date which you have signed this letter.

This letter is governed by PRC law and the parties shall submit to the non-exclusive jurisdiction of the PRC courts in Shanghai.

Yours faithfully,

For and on behalf of
Bank of Tokyo-Mitsubishi UFJ (China), Ltd., Shanghai Branch
三菱东京日联银行（中国）有限公司（上海分行）

/s/ Zhang Lan
Authorized Signatory(ies)
Name(s):  Zhang Lan
Title: Assistant General Manager, International Corporate Banking
Date: July ___ 2013

We hereby confirm the acceptance of the above-mentioned revised terms and conditions.

For and on behalf of
Calgon Carbon (Tianjin) Co., Ltd.
Affix Borrower's seal

/s/ Sunny Liu
Authorized Signatory(ies)
Name(s):  Sunny Liu
Title: Finance Manager
Date:  July 29, 2013

For and on behalf of
Calgon Carbon (Suzhou) Co., Ltd.
Affix Borrower's seal

/s/ Sunny Liu
Authorized Signatory(ies)
Name(s):  Sunny Liu
Title: Finance Manager
Date:  July 29, 2013

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For Bank Use Only                                    CCD                                   CFD
Manager	Maker	Signature Verify	Manager	Maker	Signature Verify